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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Salem Trust Bank

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus as filed with the Securities and Exchange Commission.

                                         KPMG PEAT MARWICK LLP

Greensboro, North Carolina
September 16, 1996